Exhibit 10.3

CHASE	Negative Pledge Agreement

Dated as of September 19, 2007

FOR VALUABLE CONSIDERATION, the undersigned, Heeling Sports Limited (the “Pledgor”), agrees and pledges to JPMorgan Chase Bank, N.A., whose address is 1717 Main Street, Dallas, TX 75201 (the “Bank”), its successors and assigns, that from the date of this agreement until the “Liabilities” are paid in full, the Pledgor will not, without the express written consent of the Bank, which consent shall be at the sole discretion of the Bank, create or permit to exist any mortgage, deed of trust, lien, assignment, pledge, title retention lien, or other encumbrance or security interest with respect to Accounts Receivables and Inventory (the “Property”), except liens (i) securing indebtedness to the Bank, and (ii) of current taxes not delinquent or as security for taxes being contested in good faith, or in connection with worker’s compensation insurance, unemployment insurance, or of mechanics and material men for sums not due or sums being contested in good faith for which adequate funds have been reserved.

Borrower.  The term “Borrower” in this agreement means each and all of the following: Heeling Sports Limited.

Liabilities.  The term “Liabilities” in this agreement means all debts, obligations, indebtedness and liabilities of every kind and character of the Borrower whether individual, joint and several, contingent or otherwise, now or hereafter existing in favor of the Bank including without limitation, all liabilities, interest, costs and fees, arising under or from any note, open account, overdraft, credit card, lease, Rate Management Transaction, letter of credit application, endorsement, surety agreement, guaranty, acceptance, foreign exchange contract or depository service contract, whether payable to the Bank or to a third party and subsequently acquired by the Bank, any monetary obligations (including interest) incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding, and all renewals, extensions, modifications, consolidations, rearrangements, restatements, replacements or substitutions of any of the foregoing. The term “Rate Management Transaction” in this agreement means any transaction (including an agreement with respect thereto) that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option, derivative transaction or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

The Pledgor covenants, represents and warrants to the Bank that the following statements are and will remain true until this agreement is terminated and the Liabilities are paid in full: (a) the Pledgor has disclosed to the Bank in writing any location(s) where the Property may be located; (b) the Property is free and clear of all encumbrances, liens, pledges, assignments, mortgages, deeds of trusts and security interests, and the Pledgor has not executed or recorded, or permitted others to execute or record, any security documents or financing statements or similar records relating to any of the Property (except, if applicable, to the Bank); and (c) all of the Property is titled in the Pledgor’s legal name.

If the Pledgor defaults in the performance of any agreement set forth herein, the Bank may declare the Liabilities (notwithstanding any provision thereof) immediately due and payable, without demand, notice of intent to accelerate or notice of any kind.

No delay on the part of the Bank in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right.

Any notices and demands under or related to this document shall be in writing and delivered to the intended party at its address stated herein, and if to the Bank, at its main office if no other address of the Bank is specified herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, or (c) by certified mail, postage prepaid, with return receipt requested. Notice shall be deemed given: (a) upon receipt if delivered by hand, (b) on the Delivery Day after the day of deposit with a nationally recognized courier service, or (c) on the third Delivery Day after the notice is deposited in the mail. “Delivery Day” means a day other than a Saturday, a Sunday, or any other day on which national banking associations are authorized to be closed. Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision.

Governing Law and Venue.  This agreement shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to its laws of conflicts). The Pledgor agrees that any legal action or proceeding with respect to any of its obligations under this agreement may be brought by the Bank in any state or federal court located in the State of Texas, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Pledgor submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Pledgor waives any claim that the State of Texas is not a convenient forum or the proper venue for any such suit, action or proceeding.

WAIVER OF SPECIAL DAMAGES.  THE PLEDGOR WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO CLAIM OR RECOVER FROM THE BANK IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

JURY WAIVER.  THE PLEDGOR AND THE BANK (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN OR AMONG THE PLEDGOR AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN.

This agreement shall be binding on the Pledgor and its successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns.

THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT OF THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Pledgor:

3200 Belmeade Drive, Suite 100	Heeling Sports Limited
Carrollton, TX 75006
	By:	Heeling Management Corp., General Partner

		By:	/s/ Michael W. Hessong
			Michael W. Hessong	CFO
			Printed Name	Title
Fax/Telex No.
		Date Signed:	9/24/07

The Bank is executing this agreement for the purpose of acknowledging and agreeing to the foregoing Jury Waiver, the notice given under §26.02 of the Texas Business and Commerce Code and the Bank’s failure to execute or authenticate this agreement will not invalidate this agreement.

Bank:

JPMorgan Chase Bank N.A.

By:	/s/ J. Peevey
	J. Peevey	9/25/07
	Printed Name	Title